Exhibit 99.2

Quarterly Investor Supplement

March 31, 2019

This report should be read in conjunction with Voya Financial, Inc.'s Quarterly Report on Form 10-Q for the Three Months Ended March 31, 2019. Voya Financial's Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q, can be accessed upon filing at the Securities and Exchange Commission’s website at www.sec.gov, and at our website at investors.voya.com. All information is unaudited.

Corporate Offices:	Media Contact:	Investor Contact:

Voya Financial	Christopher Breslin	Michael Katz
230 Park Avenue	212-309-8941	212-309-8999
New York, New York 10169	Christopher.Breslin@voya.com	IR@voya.com

NYSE Ticker:		Web Site:
VOYA		investors.voya.com

Table of Contents

	Page		Page
Consolidated		Individual Life
Explanatory Note on Non-GAAP Financial Information	3 - 5	Sources of Adjusted Operating Earnings	27
Key Metrics	6	Key Metrics	28
Consolidated Statements of Operations	7	Corporate
Consolidated Adjusted Earnings Before Income Taxes	8	Adjusted Operating Earnings	30
Adjusted Operating Earnings by Segment (QTD)	9	Investment Information
Consolidated Balance Sheets	10	Portfolio Composition	32
DAC/VOBA Segment Trends	11	Portfolio Results	33
Consolidated Capital Structure	12	Alternative Investment Income	34
Consolidated Assets Under Management, Assets Under Administration		Reconciliations
and Advisement	13	Reconciliation of Consolidated Statements of Operations	36
Retirement		Reconciliation of Adjusted Operating Revenues	37
Sources of Adjusted Operating Earnings and Key Metrics	15	Reconciliation of Adjusted Operating Earnings - excluding Unlocking;
Client Assets Rollforward by Product Group	16 - 17	Adjusted Return on Capital	38 - 39
Investment Management		Prepayments and Alternative Income Above (Below) Long-Term
Sources of Adjusted Operating Earnings	19	Expectations	40
Analysis of AUM and AUA	20	Reconciliation of Normalized Adjusted Operating Earnings and Earnings
Account Value Rollforward by Source	21	Per Common Share (Diluted) (QTD)	41
Account Value by Asset Type	22	Reconciliation of Book Value Per Common Share, Excluding AOCI	42
Employee Benefits		Reconciliation of Investment Management Adjusted Operating Margin,
Sources of Adjusted Operating Earnings	24	Excluding Investment Capital	43
Key Metrics	25

Voya Financial	Page 3 of 43

Explanatory Note on Non-GAAP Financial Information

On September 12, 2018, we issued 325,000 shares of 6.125% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series A, with a $0.01 par value per share and a liquidation preference of $1,000 per share, for aggregate net proceeds of $319 million. Dividend payments will be made semi-annually in arrears on the 15th day of March and September of each year, commencing on March 15, 2019.
On June 1, 2018, we closed a transaction that resulted in the disposition of substantially all of our Closed Block Variable Annuity (“CBVA”) and annuities businesses (the "Transaction"). As a result, the assets and liabilities of the businesses sold were classified as held for sale in prior periods and the results of operations have been classified as discontinued operations for all periods presented in this Quarterly Investor Supplement. Pursuant to the Transaction, we evaluated our segments and determined that the retained CBVA and annuities policies that are not components of the disposed businesses described above ("Retained Business") have insignificant impacts to Adjusted operating earnings before taxes. As such, we have recorded the results of these retained businesses in Corporate. In the first quarter of 2019, income (loss) from discontinued operations included a $79 million charge related to a proposed settlement of purchase price true-up amounts. We do not anticipate further material charges in connection with the Transaction.
Adjusted Operating Earnings Before Income Taxes
We believe that Adjusted operating earnings before income taxes provides a meaningful measure of its business and segment performance and enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying business segments and excluding items that tend to be highly variable from period to period based on capital market conditions or other factors. We use the same accounting policies and procedures to measure segment Adjusted operating earnings before income taxes as we do for the directly comparable U.S. GAAP measure, which is Income (loss) from continuing operations before income taxes.
Adjusted operating earnings before income taxes does not replace Income (loss) from continuing operations before income taxes as a measure of our consolidated results of operations. Therefore, we believe that it is useful to evaluate both Income (loss) from continuing operations before income taxes and Adjusted operating earnings before income taxes when reviewing our financial and operating performance. Each segment’s Adjusted operating earnings before income taxes is calculated by adjusting Income (loss) from continuing operations before income taxes for the following items:

▪
Net investment gains (losses), net of related amortization of DAC, VOBA, sales inducements and unearned revenue, which are significantly influenced by economic and market conditions, including interest rates and credit spreads, and are not indicative of normal operations. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest;

•
Net guaranteed benefit hedging gains (losses), which are significantly influenced by economic and market conditions and are not indicative of normal operations, include changes in the fair value of derivatives related to guaranteed benefits, net of related reserve increases (decreases) and net of related amortization of DAC, VOBA and sales inducements, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating results, including the impacts related to changes in nonperformance spread;

•
Income (loss) related to businesses exited through reinsurance or divestment that do not qualify as discontinued operations, which includes gains and (losses) associated with transactions to exit blocks of business (including net investment gains (losses) on securities sold and expenses directly related to these transactions) and residual run-off activity; these gains and (losses) are often related to infrequent events and do not reflect performance of operating segments. Excluding this activity better reveals trends in our core business, which would be obscured by including the effects of business exited, and more closely aligns Adjusted operating earnings before income taxes with how we manages our segments;

•
Income (loss) attributable to noncontrolling interest, which represents the interest of shareholders, other than those of Voya Financial, Inc., in the gains and (losses) of consolidated entities, or the attribution of results from consolidated VIEs or VOEs to which we are not economically entitled;

•	Dividend payments made to preferred shareholders are included as reductions to reflect the Adjusted operating earnings that is available to common shareholders;

•
Income (loss) related to early extinguishment of debt, which includes losses incurred as a result of transactions where we repurchase outstanding principal amounts of debt; these losses are excluded from Adjusted operating earnings before income taxes since the outcome of decisions to restructure debt are not indicative of normal operations;

•
Impairment of goodwill, value of management contract rights and value of customer relationships acquired, which includes losses as a result of impairment analysis; these represent losses related to infrequent events and do not reflect normal, cash-settled expenses;

•
Immediate recognition of net actuarial gains (losses) related to our pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period. We immediately recognize actuarial gains and (losses) related to pension and other postretirement benefit obligations and gains and losses from plan adjustments and curtailments. These amounts do not reflect normal, cash-settled expenses and are not indicative of current Operating expense fundamentals; and

•
Other items not indicative of normal operations or performance of our segments or may be related to events such as capital or organizational restructurings undertaken to achieve long-term economic benefits, including certain costs related to debt and equity offerings and severance and other expenses associated with such activities. These items vary widely in timing, scope and frequency between periods as well as between companies to which we are compared. Accordingly, we adjust for these items as we believe that these items distort the ability to make a meaningful evaluation of the current and future performance of our segments.

Voya Financial	Page 4 of 43

Explanatory Note on Non-GAAP Financial Information

Adjusted operating earnings before income taxes for Corporate includes Net investment gains (losses) and Net guaranteed benefit hedging gains (losses) associated with the Retained Business in periods prior to 2018. These retained amounts are insignificant and do not distort the ability to make a meaningful evaluation of the trends of Corporate activities.
Income (loss) related to businesses exited through reinsurance or divestment (including net investment gains (losses) on securities sold and expenses directly related to these transactions) is excluded from the results of operations from Adjusted operating earnings before income taxes. When we present the adjustments to Income (loss) from continuing operations before income taxes on a consolidated basis, each adjustment excludes the relative portions attributable to businesses exited through reinsurance or divestment.
The most directly comparable U.S. GAAP measure to Adjusted operating earnings before income taxes is Income (loss) from continuing operations before income taxes. For a reconciliation of Adjusted operating earnings before income taxes to Income (loss) from continuing operations before income taxes, refer to the "Reconciliations" section in this document.
Normalized Adjusted Operating Earnings
Normalized adjusted operating earnings excludes from Adjusted operating earnings before income taxes the following items:

•	DAC/VOBA and other intangibles unlocking;

•	Investment income from prepayment fees and alternative investments to the extent such income exceeds or is less than our long-term expectations for such amounts; and

•
For periods ended on or prior to June 30, 2018, Investment Management adjusted operating earnings related to our fixed and variable annuities businesses, which we sold in a transaction that closed on June 1, 2018.

Because DAC/VOBA and other intangibles unlocking can be volatile, excluding the effect of this item can improve period to period comparability.
Adjusted Operating Earnings per Common Share (Diluted) and Normalized Adjusted Operating Earnings per Common Share (Diluted)
In addition to Net income (loss) per common share, we report Adjusted operating earnings per common share (diluted) and Normalized adjusted operating earnings per common share (diluted) because we believe that Adjusted operating earnings before income taxes provides a meaningful measure of its business and segment performances and enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying business segments and excluding items that tend to be highly variable from period to period based on capital market conditions and/or other factors. For a reconciliation of these non-GAAP measures to the most directly comparable U.S. GAAP measures, refer to the "Reconciliation of Normalized Adjusted Operating Earning and Earnings Per Common Share" page of this document.
Shareholders' Equity/Book Value per Common Share, Excluding AOCI
In addition to book value per common share including Accumulated other comprehensive income (AOCI), we also report book value per common share excluding AOCI and shareholders' equity excluding AOCI and preferred stock. Included in AOCI are investment portfolio unrealized gains or losses. In the ordinary course of business we do not plan to sell most investments for the sole purpose of realizing gains or losses, and book value per common share excluding AOCI and common shareholders' equity excluding AOCI provide a measure consistent with that view. The Adjusted debt to capital ratio includes a 25% equity treatment afforded to subordinated debt, 100% equity treatment afforded to preferred stock and excludes AOCI. For a reconciliation of these non-GAAP measures to the most directly comparable U.S. GAAP measures, refer to the "Reconciliation of Book Value Per Common Share, Excluding AOCI" page of this document.
Adjusted Return on Capital
We report Adjusted return on capital ("ROC") because we believe this measure is a useful indicator of how effectively we use capital resources allocated to our segments apart from corporate and closed block activities, which include our Retirement, Investment Management, Individual Life and Employee Benefits segments. Capital is allocated to each of our segments in proportion to each segment’s target statutory capital, plus an allocation of the differences between statutory capital and total Voya Financial, Inc. shareholders' equity on a GAAP basis (excluding AOCI), based on each segment’s portion of these differences. Statutory surplus in excess of target statutory capital and certain corporate assets and liabilities, such as certain deferred tax assets and liabilities for unfunded pension plans, are allocated to Corporate.
Adjusted Operating Effective Tax Rate and Normalized Adjusted Operating Effective Tax Rate
We assumed a 32% tax rate on adjusted operating earnings and all components of adjusted operating earnings described as "after tax" for 2017. Beginning in 2018, the adjusted operating effective tax rate is based on the actual income tax expense for the current period related to Income (loss) from continuing operations, adjusted for estimated taxes on non-operating items and non-operating tax impacts, such as those related to restructuring, changes in a tax valuation allowance and changes to tax law, including the Tax Cuts and Jobs Act. For non-operating items, we apply a 21% tax rate beginning in 2018. The 32% tax rate for 2017 adjusted operating earnings and components reflects the estimated benefit of the dividends received deduction related to the company's Retirement, Investment Management, Employee Benefits and Individual Life segments.
Stranded Costs
As a result of the Transaction, certain costs that relate to activities for which we continue to provide transitional services for businesses sold and for which we are reimbursed under a transition services agreement ("TSA"), are reported within continuing operations along with the associated revenues from the TSAs. Additionally, indirect costs, such as those related to corporate and shared service functions that were previously allocated to the businesses sold, and other expenses that do not meet the foregoing criteria are reported within continuing operations. These costs reported within continuing operations ("Stranded Costs") are included in Adjusted operating earnings before income taxes and Income (loss) from continuing operations for all periods presented. Because we do not believe that TSA revenues and Stranded Costs are representative of the future run-rate of revenues and expenses of our continuing operations, they are recorded in Corporate. We plan to address the Stranded Costs through a cost reduction strategy.

Voya Financial	Page 5 of 43

Explanatory Note on Non-GAAP Financial Information

Adjusted Operating Revenues
Adjusted operating revenues is a measure of our segment revenues and a non-GAAP financial measure. Each segment's Adjusted operating revenues are calculated by adjusting Total revenues for the following items:

•
Net realized investment gains (losses) and related charges and adjustments, which are significantly influenced by economic and market conditions, including interest rates and credit spreads and are not indicative of normal operations. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest. These are net of related amortization of unearned revenue;

•
Gain (loss) on change in fair value of derivatives related to guaranteed benefits, which is significantly influenced by economic and market conditions and not indicative of normal operations, includes changes in the fair value of derivatives related to guaranteed benefits, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating revenues, including the impacts related to changes in nonperformance spread;

•
Revenues related to businesses exited through reinsurance or divestment that do not qualify as discontinued operations, which includes revenues associated with transactions to exit blocks of business (including net investment gains (losses) on securities sold related to these transactions) and residual run-off activity; these gains and (losses) are often related to infrequent events and do not reflect performance of operating segments. Excluding this activity better reveals trends in our core business, which would be obscured by including the effects of business exited, and more closely aligns Operating revenues with how we manages our segments;

•
Revenues attributable to noncontrolling interest, which represents the interests of shareholders, other than those of Voya Financial, Inc., in consolidated entities. Revenues attributable to noncontrolling interest represents such shareholders' interests in the gains and losses of those entities, or the attribution of results from consolidated VIEs or VOEs to which we are not economically entitled; and

•
Other adjustments to total revenues primarily reflect fee income earned by our broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in our segments’ operating revenues, other items where the income is passed on to third parties and the elimination of intercompany investment expenses included in operating revenues.

Adjusted operating revenues for Corporate includes Net investment gains (losses) and Gains (losses) on change in fair value of derivatives related to guaranteed benefits associated with the Retained Business in the periods prior to 2018. These retained amounts are insignificant and do not distort the ability to make a meaningful evaluation of the trends of Corporate activities.
The most directly comparable U.S. GAAP measure to Adjusted operating revenues is Total revenues. For a reconciliation of Adjusted operating revenues to Total revenues, refer to the "Reconciliations" section in this document.
Sources of Earnings
We analyze our segment performance based on the sources of earnings. We believe this supplemental information is useful in order to gain a better understanding of our Adjusted operating earnings before income taxes for the following reasons: (1) we analyze our business using this information and (2) this presentation can be helpful for investors to understand the main drivers of Adjusted operating earnings (loss) before income taxes. The sources of earnings are defined as such:

•
Investment spread and other investment income consists of net investment income and net realized investment gains (losses) associated with swap settlements and accrued interest, less interest credited to policyholder reserves.

•	Fee based margin consists primarily of fees earned on assets under management ("AUM"), assets under administration and advisement ("AUA"), and transaction based recordkeeping fees.

•
Net underwriting gain (loss) and other revenue contains the following: the difference between fees charged for insurance risks and incurred benefits, including mortality, morbidity, and surrender results, contractual charges for universal life and annuity contracts, the change in the unearned revenue reserve for universal life contracts, and that portion of traditional life insurance premiums intended to cover expenses and profits. Certain contract charges for universal life insurance are not recognized in income immediately, but are deferred as unearned revenues and are amortized into income in a manner similar to the amortization of DAC.

•	Administrative expenses are general expenses, net of amounts capitalized as acquisition expenses and exclude commission expenses and fees on letters of credit.

•	Net commissions are commissions paid that are not deferred and thus recorded directly to expense.

•	For a detail explanation of DAC/VOBA and other intangibles amortization/unlocking see “Unlocking of DAC/VOBA and other Contract Owner/Policyholder Intangibles” in our SEC filings.
Other Information
Financial information, unless otherwise noted, is rounded to millions, therefore may not sum to its corresponding total.

Voya Financial	Page 6 of 43

Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD, unless otherwise indicated)	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018	3/31/2019	3/31/2018
Net income (loss) available to Voya Financial, Inc.'s common shareholders	64	121	142	166	446	64	446
Per common share (basic)	0.44	0.78	0.89	1.00	2.59	0.44	2.59
Per common share (diluted)	0.42	0.76	0.87	0.96	2.50	0.42	2.50
Adjusted operating earnings: (1)
Before income taxes	194	238	163	238	163	194	163
After income taxes	163	209	139	195	137	163	137
Effective tax rate	16.3%	12.2%	14.9%	17.9%	16.2%	16.3%	16.2%
Per common share (diluted)	1.07	1.32	0.84	1.13	0.77	1.07	0.77
Normalized adjusted operating earnings: (1)
Before income taxes	223	255	265	247	215	223	215
After income taxes	186	222	220	202	178	186	178
Effective tax rate	16.9%	12.7%	17.8%	17.0%	17.9%	16.9%	17.9%
Per common share (diluted)	1.22	1.40	1.34	1.17	0.99	1.22	0.99
Shareholder's equity:
Total Voya Financial, Inc. Common Shareholders' Equity	8,746	7,894	8,204	8,460	9,378	8,746	9,378
Total Voya Financial, Inc. Common Shareholders' Equity - Excluding AOCI (1)	6,780	7,287	7,427	7,517	7,867	6,780	7,867
Net Deferred Tax Asset (DTA and AMT receivables) (net of valuation allowance) (2)	1,985	1,925	1,811	1,942	1,843	1,985	1,843
Total Voya Financial, Inc. Common Shareholders' Equity - Excluding AOCI & DTA (2)	4,795	5,362	5,616	5,575	6,024	4,795	6,024
Book value per common share (including AOCI)	59.13	52.28	52.22	52.22	54.65	59.13	54.65
Book value per common share (excluding AOCI) (1)	45.84	48.26	47.28	46.40	45.84	45.84	45.84
Debt to Capital:
Debt to Capital	25.7%	27.6%	28.9%	29.0%	26.9%	25.7%	26.9%
Adjusted Debt to Capital (1) (4)	28.0%	26.6%	28.4%	29.0%	28.1%	28.0%	28.1%
Shares:
Weighted-average common shares outstanding
Basic	147	154	160	167	172	147	172
Diluted	151	158	164	173	178	151	178
Adjusted Diluted (1) (3)	151	158	164	173	178	151	178
Ending shares outstanding	148	151	157	162	172	151	172
Returned to Common Shareholders:
Repurchase of common shares, excluding commissions	200	275	250	500	100	200	100
Dividends to common shareholders	1	1	2	1	2	1	2
Total cash returned to common shareholders	201	276	252	501	102	201	102

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 35 of this document.

(2) Deferred Tax Asset (DTA) related to Federal Net Operating Loss Carry Forwards (“Federal NOLs”), Life Subgroup Deferred Losses, Alternative Minimum Tax refundable in the short term under new tax legislation, and Non-Life Subgroup Deferred Losses related to tax-based goodwill, net of $446 million tax valuation allowance related to Federal NOLs for the period ended March 31, 2019.

(3) For an explanation of the diluted weighted-average common share measures used for Adjusted operating earnings per share (diluted) and Normalized adjusted operating earnings per share (diluted) please refer to "Reconciliation of Book Value per Common Share, excluding AOCI" on page 42 of this document.

(4) Includes a 25% equity treatment afforded to subordinated debt, 100% equity treatment afforded to preferred stock and excludes AOCI.

Voya Financial	Page 7 of 43

Consolidated Statements of Operations

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018	3/31/2019	3/31/2018

Revenues
Net investment income	815	816	855	813	823	815	823
Fee income	665	668	704	660	676	665	676
Premiums	582	537	550	533	539	582	539
Net realized capital gains (losses)	17	(52)	(46)	(120)	(181)	17	(181)
Other revenues	113	120	127	101	99	113	99
Income (loss) related to consolidated investment entities	5	93	62	126	11	5	11
Total revenues	2,197	2,182	2,252	2,113	1,967	2,197	1,967

Benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(1,186)	(1,129)	(1,268)	(1,088)	(1,090)	(1,186)	(1,090)
Operating expenses	(702)	(690)	(656)	(645)	(700)	(702)	(700)
Net amortization of DAC/VOBA	(85)	(108)	(86)	(74)	(100)	(85)	(100)
Interest expense	(42)	(79)	(47)	(46)	(49)	(42)	(49)
Operating expenses related to consolidated investment entities	(5)	(14)	(9)	(19)	(7)	(5)	(7)
Total benefits and expenses	(2,020)	(2,020)	(2,066)	(1,872)	(1,946)	(2,020)	(1,946)
Income (loss) from continuing operations before income taxes	177	162	186	241	21	177	21
Less:
Net investment gains (losses) and related charges and adjustments	23	(37)	11	(40)	(61)	23	(61)
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	(2)	38	14	2	(14)	(2)	(14)
Income (loss) related to businesses exited through reinsurance or divestment	(21)	(23)	—	(8)	(45)	(21)	(45)
Income (loss) attributable to noncontrolling interests	(1)	56	23	58	—	(1)	—
Income (loss) on early extinguishment of debt	—	(37)	—	—	(3)	—	(3)
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	66	(47)	—	—	—	66	—
Dividend payments made to preferred shareholders	10	—	—	—	—	10	—
Other adjustments	(92)	(26)	(25)	(9)	(19)	(92)	(19)
Adjusted operating earnings before income taxes (1)	194	238	163	238	163	194	163

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 35 of this document.

Voya Financial	Page 8 of 43

Consolidated Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018	3/31/2019	3/31/2018
Consolidated Adjusted Operating Earnings Before Income Taxes
Adjusted operating revenues
Net investment income and net realized gains (losses)	711	773	783	756	741	711	741
Fee income	678	696	726	706	708	678	708
Premiums	581	535	547	532	537	581	537
Other revenue	53	49	52	39	37	53	37
Adjusted operating revenues (1)	2,023	2,053	2,108	2,033	2,023	2,023	2,023

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(1,108)	(1,120)	(1,260)	(1,101)	(1,115)	(1,108)	(1,115)
Operating expenses	(591)	(562)	(557)	(569)	(578)	(591)	(578)
Net amortization of DAC/VOBA	(75)	(91)	(83)	(77)	(118)	(75)	(118)
Interest expense	(55)	(42)	(45)	(48)	(49)	(55)	(49)
Adjusted operating benefits and expenses	(1,829)	(1,815)	(1,945)	(1,795)	(1,860)	(1,829)	(1,860)
Adjusted operating earnings before income taxes (1)	194	238	163	238	163	194	163

Adjusted Operating Revenues and Adjusted Operating Earnings by Segment
Adjusted operating revenues
Retirement	648	690	705	670	662	648	662
Investment Management	148	159	168	171	185	148	185
Employee Benefits	508	467	469	460	453	508	453
Individual Life	626	643	660	641	631	626	631
Corporate	93	94	106	91	92	93	92
Adjusted operating revenues (1)	2,023	2,053	2,108	2,033	2,023	2,023	2,023

Adjusted Operating Earnings
Retirement	129	170	253	169	109	129	109
Investment Management	34	44	48	52	61	34	61
Employee Benefits	38	43	50	35	32	38	32
Individual Life	48	43	(134)	41	17	48	17
Corporate	(55)	(62)	(54)	(59)	(56)	(55)	(56)
Adjusted operating earnings before income taxes (1)	194	238	163	238	163	194	163

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 35 of this document.

Voya Financial	Page 9 of 43

Adjusted Operating Earnings by Segment

	Three Months Ended March 31, 2019
(in millions USD)	Retirement	Investment Management	Employee Benefits	Individual Life	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net realized gains (losses)	415	(2)	26	215	57	711
Fee income	199	145	16	308	10	678
Premiums	1	—	467	98	15	581
Other revenue	33	5	(1)	5	11	53
Adjusted operating revenues (1)	648	148	508	626	93	2,023

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(231)	—	(364)	(458)	(55)	(1,108)
Operating expenses	(268)	(114)	(102)	(71)	(36)	(591)
Net amortization of DAC/VOBA	(20)	—	(4)	(49)	(2)	(75)
Interest expense	—	—	—	—	(55)	(55)
Adjusted operating benefits and expenses	(519)	(114)	(470)	(578)	(148)	(1,829)
Adjusted operating earnings before income taxes (1)	129	34	38	48	(55)	194

	Three Months Ended March 31, 2018
	Retirement	Investment Management	Employee Benefits	Individual Life	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net realized gains (losses)	423	11	27	218	61	741
Fee income	212	165	16	305	11	708
Premiums	2	—	411	105	20	537
Other revenue	25	9	(1)	3	—	37
Adjusted operating revenues (1)	662	185	453	631	92	2,023

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(237)	—	(326)	(495)	(56)	(1,115)
Operating expenses	(248)	(124)	(91)	(74)	(41)	(578)
Net amortization of DAC/VOBA	(68)	—	(4)	(45)	(2)	(118)
Interest expense	—	—	—	—	(49)	(49)
Adjusted operating benefits and expenses	(553)	(124)	(421)	(614)	(148)	(1,860)
Adjusted operating earnings before income taxes (1)	109	61	32	17	(56)	163

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 35 of this document.

Voya Financial	Page 10 of 43

Consolidated Balance Sheets

	Balances as of
(in millions USD)	3/31/2019	12/31/2018		9/30/2018	6/30/2018	3/31/2018

Assets
Total investments	65,625	63,566		63,873	63,857	64,608
Cash and cash equivalents	1,033	1,538		1,789	1,534	1,411
Assets held in separate accounts	77,649	71,228		80,937	78,642	77,949
Premium receivable and reinsurance recoverable	6,753	6,860	R	7,068	7,617	7,601
Short term investments under securities loan agreement and accrued investment income	2,585	2,334		2,490	2,353	2,170
Deferred policy acquisition costs, Value of business acquired	3,600	4,116		4,061	4,008	3,769
Deferred income taxes	864	1,157		1,122	1,266	1,022
Other assets (1)	1,575	1,573		1,473	1,175	1,388
Assets related to consolidated investment entities	2,301	2,310		2,223	2,288	2,826
Assets held for sale	—	—		—	—	57,080
Total Assets	161,985	154,682		165,036	162,740	219,824

Liabilities
Future policy benefits and contract owner account balances	65,366	65,489	R	65,523	65,980	65,732
Liabilities related to separate accounts	77,649	71,228		80,937	78,642	77,949
Payables under securities loan agreements, including collateral held	1,978	1,821		2,097	1,957	1,719
Short-term debt	1	1		1	1	—
Long-term debt	3,136	3,136		3,459	3,458	3,458
Other liabilities (2)	2,849	2,838		2,632	2,339	2,752
Liabilities related to consolidated investment entities	1,200	1,228		1,187	1,121	1,347
Liabilities held for sale	—	—		—	—	56,458
Total Liabilities	152,179	145,741		155,836	153,498	209,415

Shareholders' Equity
Preferred stock	—	—		—	—	—
Common stock	3	3		3	3	3
Treasury stock	(5,203)	(4,981)		(4,705)	(4,442)	(3,936)
Additional paid-in capital	24,310	24,316		24,301	23,951	23,961
Retained earnings (deficit)	(12,011)	(11,732)		(11,853)	(11,995)	(12,161)
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI	7,099	7,606		7,746	7,517	7,867
Accumulated other comprehensive income	1,966	607		777	943	1,511
Total Voya Financial, Inc. Shareholders' Equity	9,065	8,213		8,523	8,460	9,378
Noncontrolling interest	741	728		677	782	1,031
Total Shareholders' Equity	9,806	8,941		9,200	9,242	10,409
Total Liabilities and Shareholders' Equity	161,985	154,682		165,036	162,740	219,824

(1) Includes Other assets, Sales inducements to contract holders, Current income taxes, Goodwill and other intangible assets.
(2) Includes Other liabilities, Derivatives, Pension and other postretirement provisions, Funds held under reinsurance agreements, and Current income taxes.
R  Amounts revised to reflect the change in reserves related to the business reinsured. There was no impact on Net income (loss) available to shareholders. Premium receivable and reinsurance recoverable amount filed was $6,567. Future policy benefits and contract owner account balances amount filed was $65,196.

Voya Financial	Page 11 of 43

DAC/VOBA Segment Trends

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018	3/31/2019	3/31/2018
Retirement
Balance as of Beginning-of-Period	1,271	1,251	1,167	1,057	882	1,271	882
Deferrals of commissions and expenses	17	19	17	18	19	17	19
Amortization	(33)	(23)	(25)	(20)	(13)	(33)	(13)
Unlocking (1)	25	(19)	50	(8)	(59)	25	(59)
Change in unrealized capital gains/losses	(251)	43	42	120	228	(251)	228
Balance as of End-of-Period	1,029	1,271	1,251	1,167	1,057	1,029	1,057
Deferred Sales Inducements as of End-of-Period (2)	32	34	34	33	33	32	33
Individual Life
Balance as of Beginning-of-Period	2,679	2,648	2,687	2,566	2,366	2,679	2,366
Deferrals of commissions and expenses	43	34	28	25	26	43	26
Amortization	(69)	(61)	(58)	(38)	(1)	(69)	(1)
Unlocking	(2)	1	(46)	(2)	(21)	(2)	(21)
Change in unrealized capital gains/losses	(230)	57	37	136	196	(230)	196
Balance as of End-of-Period	2,421	2,679	2,648	2,687	2,566	2,421	2,566
Other (3)
Balance as of Beginning-of-Period	166	162	154	146	126	166	126
Deferrals of commissions and expenses	7	9	7	8	6	7	6
Amortization	(6)	(5)	(5)	(6)	(6)	(6)	(6)
Unlocking	—	(1)	(2)	—	—	—	—
Change in unrealized capital gains/losses	(17)	1	8	6	20	(17)	20
Balance as of End-of-Period	150	166	162	154	146	150	146
Total
Balance as of Beginning-of-Period	4,116	4,061	4,008	3,769	3,374	4,116	3,374
Deferrals of commissions and expenses	67	62	52	51	51	67	51
Amortization	(108)	(89)	(88)	(64)	(20)	(108)	(20)
Unlocking	23	(19)	2	(10)	(80)	23	(80)
Change in unrealized capital gains/losses	(498)	101	87	262	444	(498)	444
Balance as of End-of-Period	3,600	4,116	4,061	4,008	3,769	3,600	3,769

(1) During 2018, we have updated our assumptions related to the GMIR initiative to reflect higher expected consents based on company experience. For the three months ended September 30, 2018, unfavorable unlocking of DAC / VOBA related to GMIR provisions was $9 million, which was included in the results of the annual review of assumptions.

(2) Deferred sales inducements in other segments are insignificant.
(3) Includes Employee Benefits, Investment Management and closed blocks, including remaining annuities businesses.

Voya Financial	Page 12 of 43

Consolidated Capital Structure

	Balances as of
(in millions USD)	3/31/2019	12/31/2018	9/30/2018		6/30/2018	3/31/2018

Financial Debt
Senior bonds	2,035	2,035	2,358		2,357	2,357
Subordinated bonds	1,097	1,097	1,097		1,097	1,096
Other debt	5	5	5		5	5
Total Debt	3,137	3,137	3,460		3,459	3,458

Equity
Preferred equity (Excluding AOCI) (1)	319	319	319		—	—
Common equity (Excluding AOCI)	6,780	7,287	7,427	R	7,517	7,867
Total Equity (Excluding AOCI) (2)	7,099	7,606	7,746		7,517	7,867
Accumulated other comprehensive income (AOCI)	1,966	607	777		943	1,511
Total Voya Financial, Inc. Shareholders' Equity	9,065	8,213	8,523		8,460	9,378

Capital
Total Capitalization	12,202	11,350	11,983		11,919	12,836
Total Capitalization (Excluding AOCI) (2)	10,236	10,743	11,206		10,976	11,325

Debt to Capital
Debt to Capital	25.7%	27.6%	28.9%		29.0%	26.9%
Adjusted Debt to Capital (2) (3)	28.0%	26.6%	28.4%		29.0%	28.1%

(1) Includes Preferred stock par value and additional paid-in-capital.
(2) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 35 of this document.

(3) Includes 25% equity treatment afforded to subordinated debt, 100% equity treatment afforded to preferred stock and excludes AOCI.
R Amount revised to exclude Preferred equity (Excluding AOCI). There was no change to Total Equity (excluding AOCI) and Total Voya Financial, Inc. Shareholders' Equity. The previously filed amount was $7,746.

Voya Financial	Page 13 of 43

Consolidated Assets Under Management, Assets Under Administration and Advisement

As of March 31, 2019
(in millions USD)	General Account	Separate Account	Institutional/Mutual Funds	Total AUM - Assets Under Management	AUA - Assets Under Administration & Advisement (3)	Total AUM + AUA

Retirement (1)	32,784	71,008	46,623	150,415	241,441	391,856
Investment Management	56,021	25,553	128,107	209,681	49,929	259,610
Employee Benefits	1,753	14	—	1,767	—	1,767
Individual Life (2)	12,845	2,685	—	15,530	—	15,530
Eliminations/Other	(47,382)	(21,611)	(10,220)	(79,213)	(42,167)	(121,380)
Total AUM and AUA	56,021	77,649	164,510	298,180	249,203	547,383

(1) Includes wrapped funds as well as unwrapped Voya-managed funds.
(2) Includes assets backing interest and non-interest sensitive products.
(3) Starting Q1 2019, AUA includes Assets Under Advisement. Retirement Assets under Administration and Advisement includes Recordkeeping, Stable Value investment-only wrap, Brokerage and Investment Advisory assets. Investment Management Assets under Administration and Advisement includes Mutual Fund, General Account and Stable Value assets where only administrative or ancillary services are performed.

Retirement

Voya Financial	Page 15 of 43

Retirement Sources of Adjusted Operating Earnings and Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD)	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018	3/31/2019	3/31/2018
Sources of operating earnings before income taxes:
Fixed income	390	391	387	385	381	390	381
Limited partnership and Prepayment fee income	6	9	12	6	5	6	5
Total gross investment income	396	400	399	391	386	396	386
Investment expenses	(19)	(17)	(18)	(19)	(17)	(19)	(17)
Credited interest	(229)	(233)	(233)	(231)	(228)	(229)	(228)
Net margin	148	150	148	141	141	148	141
Other investment income (1)	34	59	70	54	46	34	46
Investment spread and other investment income	182	209	218	195	187	182	187
Full service fee based revenue	124	127	136	132	133	124	133
Recordkeeping and Other fee based revenue	108	114	111	105	108	108	108
Total fee based margin	232	240	247	237	241	232	241
Net underwriting gain (loss) and other revenue	3	1	—	—	(3)	3	(3)
Administrative expenses	(215)	(190)	(179)	(185)	(194)	(215)	(194)
Net Commissions	(52)	(50)	(52)	(52)	(53)	(52)	(53)
DAC/VOBA and other intangibles amortization, excluding unlocking	(25)	(27)	(31)	(29)	(28)	(25)	(28)
DAC/VOBA and other intangibles unlocking (2)	4	(13)	50	3	(41)	4	(41)
Adjusted operating earnings before income taxes	129	170	253	169	109	129	109
Adjusted Return on Capital (3)	13.6%	14.1%	13.4%	12.0%	11.1%	13.6%	11.1%
Full Service Revenue (4)
Full Service Investment Spread and other investment income	170	197	205	183	176	170	176
Full Service Fee Based Revenue	124	127	136	132	133	124	133
Total Full Service Revenue	294	324	340	315	309	294	309

Client Assets
Spread Based	32,784	33,006	32,468	32,519	32,480	32,784	32,480
Fee Based	265,861	240,976	309,278	297,787	294,386	265,861	294,386
Retail Client Assets	58,244	53,515	58,543	56,619	55,815	58,244	55,815
Defined Contribution Investment-only Stable Value	34,967	34,078	34,573	33,957	34,326	34,967	34,326
Total Client Assets	391,856	361,575	434,862	420,882	417,007	391,856	417,007

(1) Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans.
(2) During 2018, we have updated our assumptions related to the GMIR initiative to reflect higher expected consents based on company experience. For the three months ended September 30, 2018, unfavorable unlocking of DAC / VOBA related to GMIR provisions was $9 million, which was included in the results of the annual review of assumptions.

(3) Adjusted Return on Capital calculated using trailing twelve months.
(4) Excludes Net underwriting gain (loss) and other revenue.

Voya Financial	Page 16 of 43

Retirement Client Assets Rollforward by Product Group

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018	3/31/2019	3/31/2018
Full service - Corporate markets
Client Assets, beginning of period	58,705	64,380	61,888	60,650	60,495	58,705	60,495
Transfers / Single deposits	1,352	1,679	927	986	1,066	1,352	1,066
Recurring deposits	1,850	1,372	1,442	1,512	1,670	1,850	1,670
Total Deposits	3,202	3,051	2,369	2,498	2,736	3,202	2,736
Surrenders, benefits, and product charges	(2,309)	(2,448)	(1,999)	(2,261)	(2,465)	(2,309)	(2,465)
Net Flows	893	602	370	237	271	893	271
Interest credited and investment performance	5,768	(6,278)	2,122	1,001	(116)	5,768	(116)
Client Assets, end of period - Corporate markets	65,366	58,705	64,380	61,888	60,650	65,366	60,650

Full service - Tax-exempt markets
Client Assets, beginning of period	60,514	64,261	62,814	61,954	62,070	60,514	62,070
Transfers / Single deposits	399	1,286	451	283	280	399	280
Recurring deposits	953	801	825	864	857	953	857
Total Deposits	1,352	2,087	1,276	1,147	1,137	1,352	1,137
Surrenders, benefits, and product charges	(1,660)	(1,373)	(1,547)	(1,257)	(1,361)	(1,660)	(1,361)
Net Flows	(309)	713	(271)	(110)	(224)	(309)	(224)
Interest credited and investment performance	4,405	(4,460)	1,718	970	108	4,405	108
Client Assets, end of period - Tax-exempt markets	64,610	60,514	64,261	62,814	61,954	64,610	61,954

Full Service - Total
Client Assets, beginning of period	119,219	128,641	124,702	122,604	122,565	119,219	122,565
Transfers / Single deposits	1,751	2,965	1,378	1,269	1,346	1,751	1,346
Recurring deposits	2,803	2,173	2,267	2,376	2,527	2,803	2,527
Total Deposits	4,554	5,138	3,645	3,645	3,873	4,554	3,873
Surrenders, benefits, and product charges	(3,969)	(3,821)	(3,546)	(3,518)	(3,826)	(3,969)	(3,826)
Net Flows	584	1,315	99	127	47	584	47
Interest credited and investment performance	10,173	(10,738)	3,840	1,971	(8)	10,173	(8)
Client Assets, end of period - Full Service Total	129,976	119,219	128,641	124,702	122,604	129,976	122,604

Full Service - Client Assets
Fee-based	99,083	88,139	98,130	94,201	92,160	99,083	92,160
Spread-based	30,893	31,080	30,511	30,501	30,444	30,893	30,444
Client Assets, end of period - Full Service Total	129,976	119,219	128,641	124,702	122,604	129,976	122,604

Voya Financial	Page 17 of 43

Retirement Client Assets Rollforward by Product Group

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018	3/31/2019	3/31/2018
Recordkeeping
Client Assets, beginning of period	152,837	211,149	203,561	202,226	220,191	152,837	220,191
Transfers / Single deposits	999	1,552	1,754	544	510	999	510
Recurring deposits	3,835	3,250	3,291	3,563	4,273	3,835	4,273
Total Deposits	4,834	4,802	5,045	4,107	4,782	4,834	4,782
Surrenders, benefits, and product charges	(5,165)	(41,969)	(6,064)	(6,747)	(21,529)	(5,165)	(21,529)
Net Flows	(331)	(37,167)	(1,019)	(2,639)	(16,747)	(331)	(16,747)
Interest credited and investment performance	14,272	(21,145)	8,607	3,974	(1,218)	14,272	(1,218)
Client Assets, end of period - Recordkeeping	166,778	152,837	211,149	203,561	202,226	166,778	202,226

Total Defined Contribution (1)
Client Assets, beginning of period	272,056	339,789	328,288	324,830	342,756	272,056	342,756
Transfers / Single deposits	2,750	4,517	3,132	1,814	1,856	2,750	1,856
Recurring deposits	6,637	5,423	5,559	5,939	6,799	6,637	6,799
Total Deposits	9,387	9,940	8,691	7,752	8,655	9,387	8,655
Surrenders, benefits, and product charges	(9,134)	(45,790)	(9,611)	(10,265)	(25,356)	(9,134)	(25,356)
Net Flows	253	(35,850)	(920)	(2,513)	(16,700)	253	(16,700)
Interest credited and investment performance	24,445	(31,883)	12,421	5,972	(1,226)	24,445	(1,226)
Client Assets, end of period - Total Defined Contribution	296,754	272,056	339,789	328,288	324,830	296,754	324,830

Defined Contribution Investment-only Stable Value (SV) (2)
Assets, beginning of period	34,078	34,573	33,957	34,326	35,000	34,078	35,000
Transfers / Single deposits	861	348	607	798	779	861	779
Recurring deposits	118	208	87	279	105	118	105
Total Deposits	979	556	694	1,077	884	979	884
Surrenders, benefits, and product charges	(765)	(1,111)	(269)	(1,563)	(1,242)	(765)	(1,242)
Net Flows	214	(555)	425	(486)	(358)	214	(358)
Interest credited and investment performance	675	60	191	118	(316)	675	(316)
Assets, end of period - Defined Contribution Investment-only SV	34,967	34,078	34,573	33,957	34,326	34,967	34,326

Retail Client Assets (3)(4)	58,244	53,515	58,543	56,619	55,815	58,244	55,815

Other Assets (5)	1,891	1,926	1,957	2,018	2,036	1,891	2,036

Total Client Assets	391,856	361,574	434,862	420,882	417,007	391,856	417,007

(1) Total of Full Service and Recordkeeping
(2) Includes Stable Value Investment-only Wrap and Stable Value Separate Accounts.
(3) Includes assets of our Retail Wealth Management business, as well as assets in a proprietary IRA mutual fund product that is distributed by both VFA (affiliated) and non-affiliated advisors.
(4) During the Q1 2018, results from certain investment-only products were moved from Corporate to the Retirement segment.
(5) Includes other guaranteed payout products.

Investment Management

Voya Financial	Page 19 of 43

Investment Management Sources of Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018	3/31/2019	3/31/2018

Sources of operating earnings before income taxes:
Investment capital and other investment income	(2)	5	8	5	11	(2)	11
Fee based margin	150	154	160	166	174	150	174
Administrative expenses	(114)	(115)	(120)	(119)	(124)	(114)	(124)
Adjusted operating earnings before income taxes	34	44	48	52	61	34	61

Fee based margin
Investment advisory and administrative revenue	145	152	157	161	165	145	165
Other fee based margin	5	2	3	5	9	5	9
Fee based margin	150	154	160	166	174	150	174

Voya Financial	Page 20 of 43

Investment Management Analysis of AUM and AUA

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018	3/31/2019	3/31/2018
Client Assets:
External Clients
Institutional	88,147	85,918	85,258	83,641	72,544	88,147	72,544
Retail	65,512	61,257	69,295	67,894	68,014	65,512	68,014
Subtotal External Clients	153,660	147,176	154,553	151,535	140,558	153,660	140,558
General Account	56,021	56,288	55,862	55,617	81,893	56,021	81,893
Total Client Assets (AUM)	209,681	203,464	210,415	207,152	222,451	209,681	222,451
Administration Only Assets (AUA)	49,929	47,004	48,990	49,378	49,008	49,929	49,008
Total AUM and AUA	259,610	250,468	259,405	256,530	271,459	259,610	271,459

Investment Advisory and Administrative Revenues (1)
External Clients
Institutional	62	65	65	64	62	62	62
Retail	52	54	59	58	58	52	58
Subtotal External Clients	113	120	124	122	120	113	120
General Account	28	28	28	36	40	28	40
Total Investment Advisory and Administrative Revenues (AUM)	141	148	152	158	160	141	160
Administration Only Fees	4	4	5	3	5	4	5
Total Investment Advisory and Administrative Revenues	145	152	157	161	165	145	165

Revenue Yield (bps) (1)
External Clients
Institutional	28.5	30.3	30.9	33.6	34.0	28.5	34.0
Retail	32.2	33.9	34.2	33.1	33.3	32.2	33.3
Revenue Yield on External Clients	30.1	31.9	32.4	33.4	33.7	30.1	33.7
General Account	19.9	19.9	20.0	19.7	19.5	19.9	19.5
Revenue Yield on Client Assets (AUM)	27.3	28.6	29.1	28.8	28.5	27.3	28.5
Revenue Yield on Administration Only Assets (AUA)	3.0	3.5	3.8	2.9	4.1	3.0	4.1
Total Revenue Yield on AUM and AUA (bps)	22.7	23.9	24.3	24.1	24.0	22.7	24.0

(1) Investment Advisory and Administrative Revenues and resulting Revenue Yields exclude any performance fees.

Voya Financial	Page 21 of 43

Investment Management Account Rollforward by Source

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018	3/31/2019	3/31/2018
Institutional AUM:
Beginning of period AUM	85,918	85,258	83,641	72,544	72,468	85,918	72,468
Inflows	3,335	4,278	2,771	3,141	1,851	3,335	1,851
Outflows	(1,867)	(2,699)	(1,832)	(1,741)	(1,559)	(1,867)	(1,559)
Subtotal Investment Management Sourced Institutional Net Flows	1,468	1,579	938	1,399	292	1,468	292
Affiliate Sourced Institutional Inflows	1,269	587	786	432	421	1,269	421
Affiliate Sourced Institutional Outflows	(1,632)	(1,471)	(332)	(541)	(699)	(1,632)	(699)
Subtotal Affiliate Sourced Net Flows	(363)	(884)	454	(109)	(278)	(363)	(278)
Net flows- Institutional AUM	1,105	694	1,392	1,291	14	1,105	14
Net Money Market Flows	—	—	—	—	—	—	—
Change in Market Value	1,124	(360)	551	80	(49)	1,124	(49)
Other (Including Acquisitions / Divestitures) (1)	—	325	(325)	9,727	110	—	110
End of period AUM- Institutional	88,147	85,918	85,258	83,641	72,544	88,147	72,544
Organic Growth (Net Flows/Beginning of period AUM)	1.3%	0.8%	1.7%	1.8%	0.0%	1.3%	0.0%
Market Growth %	1.3%	-0.4%	0.7%	0.1%	-0.1%	1.3%	-0.1%
Retail AUM:
Beginning of period AUM	61,257	69,295	67,894	68,014	69,812	61,257	69,812
Inflows	1,924	1,777	1,391	1,560	1,680	1,924	1,680
Outflows	(2,004)	(2,142)	(1,087)	(1,372)	(1,499)	(2,004)	(1,499)
Sub-advised Retail Net Flows	(223)	(382)	(289)	(436)	(416)	(223)	(416)
Subtotal Investment Management Sourced Retail Net Flows (2)	(303)	(747)	15	(248)	(235)	(303)	(235)
Affiliate Sourced Retail Inflows	684	579	537	479	592	684	592
Affiliate Sourced Retail Outflows	(875)	(952)	(943)	(778)	(822)	(875)	(822)
Subtotal Affiliate Sourced Retail Net Flows (2)	(191)	(373)	(406)	(300)	(230)	(191)	(230)
Variable Annuity Net Flows	(550)	(578)	(600)	(627)	(714)	(550)	(714)
Inflows from Sub-advisor Replacements	—	—	76	—	—	—	—
Net flows- Retail AUM	(1,044)	(1,699)	(915)	(1,175)	(1,179)	(1,044)	(1,179)
Net Money Market Flows	(122)	158	(1)	(28)	(84)	(122)	(84)
Change in Market Value	5,690	(6,434)	2,549	946	(363)	5,690	(363)
Other (Including Acquisitions / Divestitures) (1)	(269)	(63)	(233)	137	(172)	(269)	(172)
End of period AUM- Retail	65,512	61,257	69,295	67,894	68,014	65,512	68,014
Retail Organic Growth Excluding Variable Annuity Net Flows and Sub-advisor	-0.8%	-1.6%	-0.6%	-0.8%	-0.7%	-0.8%	-0.7%
Replacements (Net Flows / Beginning of period AUM)
Market Growth %	9.3%	-9.3%	3.8%	1.4%	-0.5%	9.3%	-0.5%
Total Investment Management Sourced Net Flows (2)	1,165	830	953	1,152	56	1,165	56
Total Affiliate Sourced Net Flows (2)	(554)	(1,256)	48	(409)	(507)	(554)	(507)
Total Variable Annuity Net Flows (1)	(550)	(578)	(600)	(627)	(714)	(550)	(714)
Total Inflows from Sub-advisor Replacements	—	—	76	—	—	—	—
Total Net Flows	61	(1,004)	477	116	(1,165)	61	(1,165)
Net Flows excluding sub-advisor replacement and Variable Annuity net flows	611	(426)	1,001	743	(451)	611	(451)
Total External Clients Organic Growth (Net Flows (excludes VA) / Beginning of period AUM) (2)	0.4%	-0.3%	0.7%	0.5%	-0.3%	0.4%	-0.3%
(1) Includes Assets Under Management and Net Flows associated with the Variable Annuities business divested in June 2018.
(2) For the three months ending March 31, 2019, December 31, 2018 and September 30, 2018, Affiliate Sourced Net Flows include Retirement distribution of Voya Investment Management retail funds.

Voya Financial	Page 22 of 43

Investment Management Account Value by Asset Type

	Balances as of
(in millions USD)	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Institutional
Equity	22,517	21,169	23,712	23,188	23,037
Fixed Income	65,630	64,061	61,396	60,363	49,507
Real Estate	—	—	—	—	—
Money Market	—	688	150	90	—
Total	88,147	85,918	85,258	83,641	72,544
Retail
Equity	40,591	37,107	44,441	43,075	43,003
Fixed Income	22,370	21,298	21,685	21,326	21,257
Real Estate	1,128	1,307	1,800	2,118	2,353
Money Market	1,424	1,545	1,369	1,375	1,401
Total	65,513	61,257	69,295	67,894	68,014
General Account
Equity	169	121	139	205	240
Fixed Income	54,917	55,108	54,904	54,581	80,011
Real Estate	—	—	—	—	—
Money Market	935	1,059	819	831	1,642
Total	56,021	56,288	55,862	55,617	81,893
Combined Asset Type
Equity	63,276	58,397	68,292	66,468	66,280
Fixed Income	142,918	140,468	137,985	136,270	150,775
Real Estate	1,128	1,307	1,800	2,118	2,353
Money Market	2,359	3,292	2,338	2,296	3,043
Total	209,681	203,464	210,415	207,152	222,451

Total Specialty Assets	67,260	66,423	66,600	66,950	72,212
% of Specialty Assets / Total AUM	32.1%	32.6%	31.7%	32.3%	32.5%

Total Retirement and Wealth Management Assets	98,480	94,440	101,319	98,298	98,238
% of Retirement and Wealth Management Assets / Total AUM	47.0%	46.4%	48.2%	47.5%	44.2%

Employee Benefits

Voya Financial	Page 24 of 43

Employee Benefits Sources of Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018	3/31/2019	3/31/2018
Sources of operating earnings before income taxes:
Fixed income	23	23	23	23	23	23	23
Limited partnership income and Prepayment fee income	—	—	1	1	—	—	—
Total gross investment income	23	23	24	24	23	23	23
Investment expenses	(1)	(1)	(1)	(1)	(1)	(1)	(1)
Credited interest	(14)	(14)	(14)	(14)	(14)	(14)	(14)
Net margin	8	8	9	9	8	8	8
Other investment income	4	6	7	5	5	4	5
Investment spread and other investment income	12	14	16	14	13	12	13
Net underwriting gain (loss) and other revenue	132	120	123	112	113	132	113
Administrative expenses	(62)	(54)	(53)	(53)	(55)	(62)	(55)
Net commissions	(40)	(34)	(35)	(35)	(35)	(40)	(35)
DAC/VOBA and other intangibles amortization, excluding unlocking	(4)	(2)	(2)	(3)	(3)	(4)	(3)
DAC/VOBA and other intangibles unlocking	—	(1)	1	—	(1)	—	(1)
Adjusted operating earnings before income taxes	38	43	50	35	32	38	32
Adjusted Return on Capital (1)	28.0%	28.2%	26.9%	29.0%	28.3%	28.0%	28.3%

Group life:
Premiums	130	125	124	125	123	130	123
Benefits	(104)	(98)	(97)	(102)	(98)	(104)	(98)
Other (2)	(2)	(2)	(2)	(2)	(2)	(2)	(2)
Total Group life	24	25	25	21	23	24	23
Group Life Loss Ratio (Interest adjusted)	79.5%	78.7%	78.6%	81.5%	79.3%	79.5%	79.3%
Group stop loss:
Premiums	254	236	233	232	226	254	226
Benefits	(196)	(183)	(180)	(189)	(181)	(196)	(181)
Other (2)	(1)	(1)	(1)	(1)	(1)	(1)	(1)
Total Group stop loss	57	52	52	42	44	57	44
Stop loss Loss Ratio	77.3%	77.5%	77.0%	81.7%	80.2%	77.3%	80.2%
Voluntary Benefits, Disability, and Other	51	43	45	49	46	51	46

Net underwriting gain (loss) and other revenue
Premiums	484	441	438	435	431	484	431
Benefits	(349)	(318)	(311)	(321)	(314)	(349)	(314)
Other (2)	(3)	(3)	(4)	(2)	(4)	(3)	(4)
Total Net underwriting gain (loss) and other revenue	132	120	123	112	113	132	113
Total Aggregate Loss Ratio (1)	72.3%	72.5%	73.1%	72.6%	72.9%	72.3%	72.9%

(1) Adjusted Return on Capital and Total Aggregate Loss Ratio are calculated using Trailing twelve months.
(2) Includes service fees, dividends, interest expenses, and other miscellaneous expenses. The Loss Ratio calculation does not include Other.

Voya Financial	Page 25 of 43

Employee Benefits Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD)	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018	3/31/2019	3/31/2018

Sales by Product Line:
Group life and Disability	104	15	12	12	60	104	60
Stop loss	236	25	36	15	179	236	179
Voluntary	69	10	9	10	65	69	65
Total sales by product line	409	50	57	37	304	409	304

Total gross premiums and deposits	521	473	468	469	462	521	462

Annualized In-force Premiums by Product Line:
Group life and Disability	720	659	654	664	663	720	663
Stop loss	1,053	969	953	938	925	1,053	925
Voluntary	390	311	309	312	303	390	303
Total annualized in-force premiums	2,163	1,939	1,916	1,914	1,891	2,163	1,891

Assets Under Management by Fund Group
General account	1,753	1,775	1,823	1,807	1,779	1,753	1,779
Separate account	14	13	15	14	15	14	15
Total AUM	1,767	1,788	1,838	1,821	1,794	1,767	1,794

Individual Life

Voya Financial	Page 27 of 43

Individual Life Sources of Adjusted Operating Earnings

						Year-to-Date
(in millions USD)	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018	3/31/2019	3/31/2018

Sources of operating earnings before income taxes:
Fixed income	204	206	205	204	203	204	203
Limited partnership income	6	9	9	10	4	6	4
Prepayment fee income	2	3	2	3	2	2	2
Total gross investment income	212	218	216	217	209	212	209
Investment expenses	(8)	(7)	(7)	(7)	(8)	(8)	(8)
Credited interest	(147)	(153)	(150)	(150)	(149)	(147)	(149)
Net margin	57	58	59	60	52	57	52
Other investment income (1)	9	16	19	13	14	9	14
Investment spread and other investment income	66	74	78	73	66	66	66
Fee based margin	3	3	3	3	3	3	3
Net underwriting gain (loss) and other revenue	89	98	89	93	69	89	69
Administrative expenses	(56)	(54)	(51)	(51)	(58)	(56)	(58)
Net commissions	(6)	(4)	(5)	(5)	(7)	(6)	(7)
DAC/VOBA and other intangibles amortization, excluding unlocking	(45)	(53)	(48)	(41)	(27)	(45)	(27)
DAC/VOBA and other intangibles unlocking	(3)	(21)	(200)	(31)	(29)	(3)	(29)
Adjusted operating earnings before income taxes	48	43	(134)	41	17	48	17
Adjusted Return on Capital (2)	9.3%	9.1%	9.8%	10.6%	10.8%	9.3%	10.8%

Net underwriting gain (loss) and other revenue
Fee revenue / Premiums	418	428	427	427	417	418	417
Net mortality, including Reinsurance	(334)	(329)	(319)	(331)	(371)	(334)	(371)
Reserve change / Other	5	(1)	(19)	(3)	23	5	23
Total net underwriting gain (loss) and other revenue	89	98	89	93	69	89	69

(1) Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans.
(2) Adjusted Return on Capital calculated using trailing twelve months.

Voya Financial	Page 28 of 43

Individual Life Key Metrics

						Year-to-Date or As of
(in millions USD)	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018	3/31/2019	3/31/2018
Sales by Product Line:
Indexed	33	24	19	16	16	33	16
Accumulation	1	1	1	1	1	1	1
Total Universal life	34	25	20	17	17	34	17
Variable life	—	1	—	1	—	—	—
Term	—	—	—	—	—	—	—
Total sales by product line	34	26	20	18	17	34	17
Gross Premiums and Deposits by Product: (1)
Interest sensitive	337	336	320	314	318	337	318
Non - interest sensitive	122	128	130	130	131	122	131
Total gross premiums and deposits	459	464	450	444	449	459	449
Applications
New business policy count (Paid)	1,909	1,274	1,292	1,069	1,060	1,909	1,060
End of Period:
In-Force Face Amount by Product: (1)
Universal life	83,512	82,334	81,634	81,266	81,150	83,512	81,150
Variable life	19,846	20,146	20,626	21,016	21,330	19,846	21,330
Term (2)	225,966	230,212	206,189	212,572	218,586	225,966	218,586
Whole life	1,613	1,653	1,683	1,720	1,743	1,613	1,743
Total in-force face amount	330,937	334,345	310,132	316,574	322,809	330,937	322,809
In-Force Policy Count (in whole numbers): (1)
Universal life	235,521	237,435	239,742	241,992	244,740	235,521	244,740
Variable life	48,043	48,803	49,517	50,387	51,112	48,043	51,112
Term (2)	413,394	421,571	389,242	400,397	411,474	413,394	411,474
Whole life	103,240	104,860	106,381	107,995	109,841	103,240	109,841
Total in-force policy count	800,198	812,669	784,882	800,771	817,167	800,198	817,167
Assets Under Management by Fund Group: (1)
General account	12,845	12,848	12,902	12,899	12,833	12,845	12,833
Separate account	2,685	2,439	2,826	2,774	2,755	2,685	2,755
Total AUM	15,530	15,287	15,728	15,673	15,588	15,530	15,588

(1) Excludes amounts transferred to third parties through reinsurance transactions.
(2) Q4 2018 and forward balances include adjustments related to business exited through reinsurance agreements; periods prior to Q4 2018 have not been updated

Corporate

Voya Financial	Page 30 of 43

Corporate Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018	3/31/2019	3/31/2018

Interest expense (excluding Preferred stock dividends)	(45)	(44)	(49)	(49)	(49)	(45)	(49)
Preferred stock dividends	(10)	—	—	—	—	(10)	—
Amortization of intangibles	(9)	(9)	(9)	(9)	(9)	(9)	(9)
Other (1)	9	(9)	4	(1)	2	9	2
Adjusted operating earnings before income taxes	(55)	(62)	(54)	(59)	(56)	(55)	(56)

(1) Includes results from Retained Business and other closed blocks, and revenues and expenses not allocated to our segments, including TSA revenues and Stranded costs. Also includes DAC/VOBA and other intangibles unlocking related to the Retained Business. Unlocking was not material during the three months ended March 31, 2019 and December 31, 2018. During the three months ended September 30, 2018, the favorable unlocking impact of the annual review of assumptions was $5 million.

Investment Information

Voya Financial	Page 32 of 43

Portfolio Composition

	Balances as of
(in millions USD)	3/31/2019		12/31/2018		9/30/2018		6/30/2018		3/31/2018
Composition of Investment Portfolio	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Fixed maturities, available for sale, at fair value, after consolidation	47,923	73.0%	46,298	72.9%	46,185	72.4%	46,104	72.3%	47,274	73.2%
Fixed maturities, at fair value using the fair value option	3,159	4.8%	2,956	4.7%	2,886	4.5%	2,983	4.7%	2,903	4.5%
Equity securities, available for sale, at fair value	355	0.5%	273	0.4%	323	0.5%	385	0.6%	382	0.6%
Short-term investments	192	0.3%	168	0.3%	86	0.1%	102	0.2%	193	0.3%
Mortgage loans on real estate	8,516	13.0%	8,676	13.6%	8,862	13.8%	8,904	13.8%	8,837	13.6%
Policy loans	1,827	2.8%	1,833	2.9%	1,832	2.9%	1,849	2.9%	1,863	2.9%
Limited partnerships/corporations, before consolidation	1,525	N/M	1,511	N/M	1,482	N/M	1,453	N/M	1,267	N/M
CLO/VOEs Adjustments (1)	(359)	N/M	(353)	N/M	(359)	N/M	(383)	N/M	(447)	N/M
Limited partnerships/corporations, after consolidation	1,166	1.8%	1,158	1.8%	1,123	1.8%	1,070	1.7%	820	1.3%
Derivatives	314	0.5%	247	0.4%	422	0.7%	376	0.6%	390	0.6%
Other investments	89	0.1%	90	0.1%	91	0.1%	90	0.1%	77	0.1%
Securities pledged to creditors	2,084	3.2%	1,867	2.9%	2,063	3.2%	1,994	3.1%	1,869	2.9%
Total investments, after consolidation	65,625	100.0%	63,566	100.0%	63,873	100.0%	63,857	100.0%	64,608	100.0%
Fixed Maturity Securities - Security Sector (2)
U.S. Government agencies and authorities	2,449	4.6%	2,537	5.0%	2,327	4.6%	2,419	4.8%	2,522	4.8%
U.S. Corporate - Public	20,187	38.0%	19,848	38.7%	20,381	39.8%	20,577	40.2%	22,083	42.5%
U.S. Corporate - Private	6,620	12.5%	6,232	12.2%	6,418	12.6%	6,261	12.3%	5,665	10.9%
Foreign Government / Agency	875	1.6%	851	1.7%	855	1.7%	848	1.7%	785	1.5%
Foreign Corporate - Public	4,839	9.1%	4,604	9.0%	4,687	9.1%	4,552	8.9%	4,851	9.3%
Foreign Corporate - Private	5,273	9.9%	5,094	10.0%	5,103	10.0%	5,252	10.3%	5,204	10.0%
State, municipalities and political subdivisions	1,715	3.2%	1,659	3.2%	1,631	3.2%	1,659	3.2%	1,815	3.5%
CMO-B	3,294	6.3%	3,197	6.3%	3,016	5.9%	3,199	6.3%	3,016	5.9%
Agency	885	1.7%	818	1.6%	827	1.6%	823	1.6%	1,004	1.9%
Non-Agency (3)	1,078	2.0%	937	1.8%	910	1.8%	831	1.6%	801	1.5%
Total Residential mortgage-backed securities	5,257	10.0%	4,952	9.7%	4,753	9.3%	4,853	9.5%	4,821	9.3%
Commercial mortgage-backed securities	3,827	7.2%	3,416	6.7%	3,116	6.1%	2,932	5.7%	2,871	5.5%
Other asset-backed securities (3)	2,124	3.9%	1,928	3.8%	1,863	3.6%	1,728	3.4%	1,429	2.7%
Total fixed maturities, including securities pledged (4)	53,166	100.0%	51,121	100.0%	51,134	100.0%	51,081	100.0%	52,046	100.0%
Fixed Maturity Securities - Contractual Maturity Dates, Due to mature:
Due in one year or less	1,306	2.5%	1,089	2.1%	1,070	2.1%	865	1.7%	1,061	2.0%
Due after one year through five years	6,961	13.1%	7,406	14.5%	7,313	14.3%	7,817	15.3%	8,245	15.8%
Due after five years through ten years	9,746	18.3%	9,715	19.0%	9,993	19.5%	9,943	19.5%	10,279	19.8%
Due after ten years	23,945	45.0%	22,615	44.2%	23,026	45.1%	22,943	44.9%	23,340	44.9%
CMO-B	3,294	6.3%	3,197	6.3%	3,016	5.9%	3,199	6.3%	3,016	5.9%
Mortgage-backed securities	5,790	10.9%	5,171	10.1%	4,853	9.5%	4,586	8.9%	4,676	8.9%
Other asset-backed securities (3)	2,124	3.9%	1,928	3.8%	1,863	3.6%	1,728	3.4%	1,429	2.7%
Total fixed maturities, including securities pledged (4)	53,166	100.0%	51,121	100.0%	51,134	100.0%	51,081	100.0%	52,046	100.0%
Fixed Maturity Securities - NAIC Quality Designation
1	29,805	56.1%	28,405	55.6%	28,525	55.7%	28,817	56.5%	29,831	57.4%
2	21,080	39.6%	20,216	39.5%	20,036	39.2%	19,675	38.5%	19,696	37.8%
3	1,698	3.2%	1,798	3.5%	1,783	3.5%	1,803	3.5%	1,822	3.5%
4	380	0.7%	504	1.0%	570	1.1%	584	1.1%	488	0.9%
5	118	0.2%	120	0.2%	143	0.3%	123	0.2%	87	0.2%
6	85	0.2%	78	0.2%	77	0.2%	79	0.2%	122	0.2%
Total fixed maturities, including securities pledged (4) (5)	53,166	100.0%	51,121	100.0%	51,134	100.0%	51,081	100.0%	52,046	100.0%
Fixed Maturity Securities - ARO Quality Rating
AAA	9,518	17.9%	9,112	17.8%	8,750	17.1%	8,885	17.4%	9,267	17.8%
AA	3,660	6.9%	3,526	6.9%	3,466	6.8%	3,510	6.9%	3,543	6.8%
A	15,125	28.5%	14,113	27.7%	14,828	29.1%	14,887	29.2%	15,628	30.1%
BBB	21,611	40.6%	20,826	40.7%	20,565	40.1%	20,191	39.5%	19,987	38.3%
BB	2,117	4.0%	2,297	4.5%	2,221	4.3%	2,170	4.2%	2,224	4.3%
B and below	1,135	2.1%	1,247	2.4%	1,304	2.6%	1,438	2.8%	1,397	2.7%
Total fixed maturities, including securities pledged (5)	53,166	100.0%	51,121	100.0%	51,134	100.0%	51,081	100.0%	52,046	100.0%
(1) Adjustments include the elimination of intercompany transactions between the Company and its consolidated investment entities, primarily the elimination of the Company's equity at risk recorded as investments by the Company (before consolidation) against either equity (private equity and real estate partnership funds) or senior and subordinated debt (CLOs) of the funds.

(2) Fixed Maturity Securities includes fixed maturities,available for sale , fixed maturities at fair value using the fair value option and securities pledged to creditors.
(3) Subprime asset-backed securities are included as a component of Non-Agency RMBS under this presentation.
(4) Includes fixed maturities securities related to businesses exited through reinsurance where assets are retained on the Company's balance sheet.
(5) ARO ratings do not directly translate into NAIC ratings.

Voya Financial	Page 33 of 43

Portfolio Results

	Three Months Ended										Year-to-Date
(in millions USD)	3/31/2019		12/31/2018		9/30/2018		6/30/2018		3/31/2018		3/31/2019		3/31/2018

Operating investment income and annualized yield (1)	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield
Fixed maturity securities (2)	594	5.12%	598	5.19%	575	5.05%	593	5.18%	584	5.07%	594	5.12%	584	5.07%
Equity securities	3	3.94%	3	5.52%	3	5.48%	3	4.33%	3	3.96%	3	3.94%	3	3.96%
Mortgage loans	90	4.36%	94	4.41%	94	4.39%	95	4.39%	94	4.39%	90	4.36%	94	4.39%
Limited partnerships	2	0.42%	46	12.94%	74	22.17%	43	13.87%	43	15.12%	2	0.42%	43	15.12%
Policy loans	23	5.22%	23	5.15%	23	5.12%	25	5.43%	25	5.41%	23	5.22%	25	5.41%
Short-term investments	4	0.74%	4	0.71%	7	1.20%	5	0.85%	4	0.59%	4	0.74%	4	0.59%
Derivatives (2)	4	N/A	10	N/A	10	N/A	10	N/A	10	N/A	4	N/A	10	N/A
Prepayment fee income	11	0.07%	15	0.09%	16	0.10%	9	0.06%	7	0.04%	11	0.07%	7	0.04%
Other assets	11	N/A	12	N/A	19	N/A	4	N/A	1	N/A	11	N/A	1	N/A
Gross investment income before expenses and fees	742	4.89%	805	5.33%	821	5.48%	787	5.22%	771	5.10%	742	4.89%	771	5.10%
Expenses and fees	(31)	-0.21%	(32)	-0.22%	(38)	-0.26%	(31)	-0.21%	(30)	-0.20%	(31)	-0.21%	(30)	-0.20%
Total investment income and annualized yield	711	4.68%	773	5.11%	783	5.22%	756	5.01%	741	4.90%	711	4.68%	741	4.90%
Trading gains/losses (1)
Fixed maturities	10		(24)		17		(9)		(17)		10		(17)
Equity securities	—		2		—		1		(3)		—		(3)
Mortgage loans	—		—		—		8		—		—		—
Other investments	1		7		(4)		(4)		9		1		9
Total trading gains/losses	11		(15)		13		(4)		(11)		11		(11)
Impairments (1)
Fixed maturities	(31)		(8)		(7)		(1)		(14)		(31)		(14)
Equity securities	—		—		—		—		—		—		—
Mortgage loans	(2)		—		—		—		—		(2)		—
Other investments	—		—		—		—		—		—		—
Total impairments	(33)		(8)		(7)		(1)		(14)		(33)		(14)
Fair value adjustments (3)	96		91		(37)		(46)		(74)		96		(74)
Derivatives, including change in fair value of derivatives related to guaranteed benefits	(67)		(66)		41		7		22		(67)		22
Net realized investment gains (losses) and Net guaranteed benefit hedging gains (losses) (1)	7		2		10		(44)		(77)		7		(77)
Businesses exited through reinsurance (4)	80		3		13		(14)		(36)		80		(36)
Consolidation/eliminations (5)	34		(14)		3		(5)		14		34		14
Total investment income and realized capital gains (losses)	832		764		809		693		642		832		642

(1) Investment results related to businesses exited through reinsurance are excluded.
(2) Operating income from CMO-B portfolio assets, including derivatives, is included in fixed maturity securities.
(3) Fair value adjustments include adjustments related to CMO-B assets carried at fair value, among other income sources.
(4) Income related to reinsurance transactions, in which investment results are passed directly to the reinsurers pursuant to contracted terms of the reinsurance agreement.
(5) Includes i) the impact of consolidation of investment entities into the Consolidated Statements of Operations, net of the elimination of the Company's management fees expensed by the funds and recorded as operating revenues (before consolidation) by the Company, ii) the elimination of intersegment expenses, primarily consisting of asset-based management and administration fees charged by our Investment Management Segment, iii) and other intersegment eliminations.

Voya Financial	Page 34 of 43

Alternative Investment Income

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018	3/31/2019	3/31/2018
Retirement
Average alternative investments	705	643	646	558	536	705	536
Alternative investment income	(1)	23	38	20	18	(1)	18
Investment Management
Average alternative investments	208	204	214	250	262	208	262
Alternative investment income	(2)	4	8	5	11	(2)	11
Employee Benefits
Average alternative investments	81	63	63	53	51	81	51
Alternative investment income	—	2	4	2	2	—	2
Individual Life
Average alternative investments	463	412	387	348	312	463	312
Alternative investment income	6	14	19	16	9	6	9

The table above excludes alternative investments and income that are a component of Assets held for sale and Income (loss) from discontinued operations, net of tax, respectively, and alternative investments and income in Corporate.

Reconciliations

Voya Financial	Page 36 of 43

Reconciliation of Consolidated Statements of Operations

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018	3/31/2019	3/31/2018

Revenues
Net investment income	815	816	855	813	823	815	823
Fee income	665	668	704	660	676	665	676
Premiums	582	537	550	533	539	582	539
Net realized capital gains (losses)	17	(52)	(46)	(120)	(181)	17	(181)
Other revenues	113	120	127	101	99	113	99
Income (loss) related to consolidated investment entities	5	93	62	126	11	5	11
Total revenues	2,197	2,182	2,252	2,113	1,967	2,197	1,967

Benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(1,186)	(1,129)	(1,268)	(1,088)	(1,090)	(1,186)	(1,090)
Operating expenses	(702)	(690)	(656)	(645)	(700)	(702)	(700)
Net amortization of DAC/VOBA	(85)	(108)	(86)	(74)	(100)	(85)	(100)
Interest expense	(42)	(79)	(47)	(46)	(49)	(42)	(49)
Operating expenses related to consolidated investment entities	(5)	(14)	(9)	(19)	(7)	(5)	(7)
Total benefits and expenses	(2,020)	(2,020)	(2,066)	(1,872)	(1,946)	(2,020)	(1,946)
Income (loss) from continuing operations before income taxes	177	162	186	241	21	177	21
Less:
Net investment gains (losses) and related charges and adjustments	23	(37)	11	(40)	(61)	23	(61)
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	(2)	38	14	2	(14)	(2)	(14)
Income (loss) related to businesses exited through reinsurance or divestment	(21)	(23)	—	(8)	(45)	(21)	(45)
Income (loss) attributable to noncontrolling interests	(1)	56	23	58	—	(1)	—
Income (loss) on early extinguishment of debt	—	(37)	—	—	(3)	—	(3)
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	66	(47)	—	—	—	66	—
Dividend payments made to preferred shareholders	10	—	—	—	—	10	—
Other adjustments	(92)	(26)	(25)	(9)	(19)	(92)	(19)
Adjusted operating earnings before income taxes	194	238	163	238	163	194	163

Voya Financial	Page 37 of 43

Reconciliation of Adjusted Operating Revenues

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018	3/31/2019	3/31/2018

Total revenues	2,197	2,182	2,252	2,113	1,967	2,197	1,967

Less Adjustments
Net realized investment gains (losses) and related charges and adjustments	10	(48)	—	(49)	(73)	10	(73)
Gain (loss) on change in fair value of derivatives related to guaranteed benefits	(3)	45	12	4	(7)	(3)	(7)
Revenues (losses) related to business exited through reinsurance or divestment	76	4	22	(18)	(40)	76	(40)
Revenues (loss) attributable to noncontrolling interests	4	70	34	76	6	4	6
Other adjustments (1)	87	58	76	67	58	87	58
Total adjusted operating revenues	2,023	2,053	2,108	2,033	2,023	2,023	2,023

Adjusted operating revenues by segment
Retirement	648	690	705	670	662	648	662
Investment Management	148	159	168	171	185	148	185
Employee Benefits	508	467	469	460	453	508	453
Individual Life	626	643	660	641	631	626	631
Corporate	93	94	106	91	92	93	92
Total adjusted operating revenues	2,023	2,053	2,108	2,033	2,023	2,023	2,023

(1) Includes fee income earned by the Company's broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in the Company's segments’ operating revenues, other items where the income is passed on to third parties and the elimination of intercompany investment expenses included in operating revenues.

Voya Financial	Page 38 of 43

Reconciliation of Adjusted Operating Earnings - excluding Unlocking; Adjusted Return on Capital (1)

	Twelve Months Ended (1)
(in millions USD, unless otherwise indicated)	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018

Retirement
Adjusted operating earnings before income taxes	721	701	699	553	417
Less:
DAC/VOBA and other intangibles unlocking	44	(1)	19	(75)	(191)
Adjusted Operating Earnings - excluding Unlocking before interest	677	702	680	628	608
Income tax expense	106	116	137	150	170
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	571	586	543	478	438

Adjusted Operating effective tax rate, excluding Unlocking(2)	11.1%	16.7%	17.1%	16.3%	15.8%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	15.7%	16.5%	20.1%	23.9%	28.0%
Average Capital	4,180	4,156	4,063	3,987	3,946
Ending Capital	4,126	4,289	4,218	4,100	4,096
Adjusted Return on Capital	13.6%	14.1%	13.4%	12.0%	11.1%

Investment Management
Adjusted Operating Earnings - excluding Unlocking before interest	178	205	221	227	259
Income tax expense	37	43	53	60	76
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	141	162	168	167	183

Adjusted Operating effective tax rate, excluding Unlocking(2)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	21.0%	21.0%	24.0%	26.5%	29.4%
Average Capital	304	305	306	309	309
Ending Capital	301	300	297	310	319
Adjusted Return on Capital	46.4%	53.3%	55.2%	54.0%	59.3%

(1) Due to rounding, trailing twelve month totals may not equal the sum of the quarters
(2) Beginning in 2018, we assume a 21% tax rate on segment Adjusted operating earnings, excluding unlocking, less the estimated benefit of the dividends received deduction in our Retirement segment. For periods before 2018, we assume a 32% tax rate on Adjusted operating earnings and all components of Adjusted operating earnings described as after-tax, which reflects the estimated benefit of the dividends received deduction related to our segments.

Voya Financial	Page 39 of 43

Reconciliation of Adjusted Operating Earnings - excluding Unlocking; Adjusted Return on Capital (1)

	Twelve Months Ended (1)
(in millions USD, unless otherwise indicated)	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018

Employee Benefits
Adjusted operating earnings before income taxes	166	160	148	156	148
Less:
DAC/VOBA and other intangibles unlocking	—	(1)	—	(2)	(3)
Adjusted Operating Earnings - excluding Unlocking before interest	166	161	148	158	151
Income tax expense	35	34	34	43	45
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	131	127	114	115	106

Adjusted Operating effective tax rate, excluding Unlocking(2)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	21.0%	21.0%	23.3%	27.2%	29.6%
Average Capital	468	449	424	398	375
Ending Capital	507	470	466	463	441
Adjusted Return on Capital	28.0%	28.2%	26.9%	29.0%	28.3%

Individual Life
Adjusted operating earnings before income taxes	(2)	(33)	(12)	56	77
Less:
DAC/VOBA and other intangibles unlocking	(255)	(281)	(268)	(211)	(181)
Adjusted Operating Earnings - excluding Unlocking before interest	253	248	256	267	258
Income tax expense	53	52	62	72	78
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	200	196	194	195	180

Adjusted Operating effective tax rate, excluding Unlocking(2)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	21.0%	21.0%	24.1%	27.1%	30.0%
Average Capital	2,145	2,137	1,977	1,823	1,666
Ending Capital	2,176	2,170	2,102	2,150	2,141
Adjusted Return on Capital	9.3%	9.1%	9.8%	10.6%	10.8%

(1) Due to rounding, trailing twelve month totals may not equal the sum of the quarters.
(2) Beginning in 2018, we assume a 21% tax rate on segment Adjusted operating earnings, excluding Unlocking, less the estimated benefit of the dividends received deduction in our Retirement segment. For periods before 2018, we assumed a 32% tax rate on Adjusted operating earnings and all components of Adjusted operating earnings described as after-tax, which reflects the estimated benefit of the dividends received deduction related to our segments.

Voya Financial	Page 40 of 43

Prepayments and Alternative Income Above (Below) Long-Term Expectations (2)(3)

	Three Months Ended					Twelve Months Ended
(in millions USD)	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018	3/31/2019	3/31/2018

Prepayments Above (Below) Long-term Expectations (1)
Retirement	—	2	4	(2)	(3)	—	(3)
Investment Management	—	—	—	—	—	—	—
Employee Benefits	—	—	—	—	—	—	—
Individual Life	(1)	—	—	—	(1)	(1)	(1)

Alternatives Above (Below) Long-term Expectations (1)
Retirement	(16)	9	23	8	6	(16)	6
Investment Management	(7)	—	3	(1)	5	(7)	5
Employee Benefits	(2)	1	2	1	1	(2)	1
Individual Life	(4)	6	10	7	2	(4)	2

Prepayments and Alternative Income Above (Below) Long-Term Expectations (1)
Retirement	(16)	11	27	6	3	(16)	3
Investment Management	(7)	—	3	(1)	5	(7)	5
Employee Benefits	(2)	1	2	1	1	(2)	1
Individual Life	(5)	6	10	7	1	(5)	1

(1) Impacts are pre-DAC and pre-tax.
(2) Due to rounding, trailing twelve month totals may not equal the sum of the quarters.
(3) Corporate segment impacts are immaterial.

Voya Financial	Page 41 of 43

Reconciliation of Normalized Adjusted Operating Earnings and Earnings Per Common Share (Diluted)

	Three Months Ended
(in millions except per share in whole dollars)	3/31/2019			12/31/2018			9/30/2018			6/30/2018			3/31/2018
	Pre-tax	After-tax	Per share(1)	Pre-tax	After-tax	Per share(1)	Pre-tax	After-tax	Per share(1)	Pre-tax	After-tax	Per share(1)	Pre-tax	After-tax	Per share(1)

Income (loss) available to Voya Financial, Inc.'s common shareholders		$64	$0.42		$121	$0.76		$142	$0.87		$166	$0.96		$446	$2.50
Plus: Net income (loss) attributable to noncontrolling interest		(1)	(0.01)		56	0.35		23	0.14		58	0.34		—	—
Less: Preferred stock dividends		(10)	(0.07)		—	—		—	—		—	—		—	—
Less: Income (loss) from discontinued operations		(79)	(0.52)		—	—		—	—		28	0.16		429	2.40
Income (loss) from continuing operations	177	152	1.00	162	177	1.11	186	165	1.01	241	196	1.14	21	17	0.10
Less:
Net investment gains (losses) and related charges and adjustments	23	18	0.12	(37)	(29)	(0.19)	11	9	0.05	(40)	(32)	(0.18)	(61)	(48)	(0.27)
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	(2)	(2)	(0.01)	38	30	0.19	14	11	0.07	2	2	0.01	(14)	(11)	(0.06)
Income (loss) related to businesses exited through reinsurance or divestment	(21)	(17)	(0.11)	(23)	(18)	(0.11)	—	—	—	(8)	(6)	(0.04)	(45)	(36)	(0.20)
Net income (loss) attributable to noncontrolling interest	(1)	(1)	(0.01)	56	56	0.35	23	23	0.14	58	58	0.34	—	—	—
Income (loss) on early extinguishment of debt	—	—	—	(37)	(29)	(0.18)	—	—	—	—	—	—	(3)	(2)	(0.01)
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	66	52	0.34	(47)	(37)	(0.24)	—	—	—	—	—	—	—	—	—
Dividend payments made to preferred shareholders	10	10	0.07	—	—	—	—	—	—	—	—	—	—	—	—
Other adjustments	(92)	(71)	(0.47)	(26)	(5)	(0.03)	(25)	(17)	(0.09)	(9)	(21)	(0.12)	(19)	(23)	(0.13)
Adjustment due to antidilutive effect of net loss in the current period	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Adjusted operating earnings	194	163	1.07	238	209	1.32	163	139	0.84	238	195	1.13	163	137	0.77
Less:
DAC, VOBA and other intangibles unlocking	1	1	0.01	(35)	(27)	(0.18)	(144)	(114)	(0.70)	(28)	(22)	(0.13)	(71)	(56)	(0.31)
Prepayment fees and alternative investment income above (below) long-term expectations	(30)	(24)	(0.16)	18	14	0.10	42	33	0.20	13	10	0.06	10	8	0.05
Investment Management earnings related to annuities business sold on 6/1/2018	—	—	—	—	—	—	—	—	—	6	5	0.03	9	7	0.04
Normalized adjusted operating earnings	223	186	1.22	255	222	1.40	265	220	1.34	247	202	1.17	215	178	0.99

(1) Per share calculations are based on un-rounded numbers.

Voya Financial	Page 42 of 43

Reconciliation of Book Value Per Common Share, Excluding AOCI

	Three Months Ended or As of					Year-to-Date or As of
(in whole dollars)	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018	3/31/2019	3/31/2018

Book value per common share, including AOCI	59.13	52.28	52.22	52.22	54.65	59.13	54.65
Per share impact of AOCI	(13.29)	(4.02)	(4.94)	(5.82)	(8.81)	(13.29)	(8.81)
Book value per common share, excluding AOCI	45.84	48.26	47.28	46.40	45.84	45.84	45.84

Debt to capital	25.7%	27.6%	28.9%	29.0%	26.9%	25.7%	26.9%
Capital impact of AOCI	4.9%	1.6%	2.0%	2.5%	3.6%	4.9%	3.6%
Impact of 25% equity treatment afforded to subordinate debt	(2.6)%	(2.6)%	(2.5)%	(2.5)%	(2.4)%	(2.6)%	(2.4)%
Adjusted Debt to capital	28.0%	26.6%	28.4%	29.0%	28.1%	28.0%	28.1%

Reconciliation of shares used in Normalized adjusted operating earnings per common share (Diluted)
Weighted-average common shares outstanding - Diluted	151.3	157.9	164.0	172.8	178.4	151.3	178.4
Dilutive effect of the exercise or issuance of stock-based awards (1)	—	—	—	—	—	—	—
Weighted average common shares outstanding - Adjusted Diluted (1)	151.3	157.9	164.0	172.8	178.4	151.3	178.4

(1) For periods in which there is a Net loss in Income from continuing operations, Normalized adjusted operating earnings per common share calculation includes additional dilutive shares, as the inclusion of these shares for stock compensation plans would not be anti-dilutive to the Normalized adjusted operating earnings per common share calculation.

Voya Financial	Page 43 of 43

Reconciliation of Investment Management Adjusted Operating Margin, Excluding Investment Capital

	Three Months Ended			Twelve Months Ended
(in millions USD, unless otherwise indicated)	3/31/2019	12/31/2018	3/31/2018	3/31/2019	12/31/2018	3/31/2018

Adjusted operating revenues	148	159	185	646	683	745
Adjusted operating expenses	(114)	(115)	(124)	(468)	(478)	(486)
Adjusted operating earnings before income taxes	34	44	61	178	205	259
Adjusted operating margin	22.7%	27.7%	32.9%	27.7%	30.1%	34.8%

Adjusted operating revenues	148	159	185	646	683	745
Less:
Investment Capital Results	(2)	5	11	16	29	59
Adjusted operating revenues excluding Investment Capital	150	154	174	630	654	686
Adjusted operating expenses	(114)	(115)	(124)	(468)	(478)	(486)
Adjusted operating earnings excluding Investment Capital	36	39	50	162	176	200
Adjusted operating margin excluding Investment Capital	23.9%	25.5%	28.6%	26.0%	27.1%	29.1%